SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
THE MEXICO EQUITY AND INCOME FUND, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

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(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

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(4)	Date Filed:

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THE MEXICO EQUITY AND INCOME FUND, INC.
777 Wisconsin Avenue, 31st Floor
Milwaukee, Wisconsin 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 27, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of holders of shares of the common stock and preferred stock (collectively, the “Stockholders”) of The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), will be held at the offices of U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202 on November 27, 2009, at 10:00 a.m., Eastern Time, for the following purposes:

1. To elect the Class II Directors to the Fund’s Board of Directors as follows:

(i) one Class II Director to be elected by the holders of the Fund’s common stock, voting as a separate class; and

(ii) one Class II Director to be elected by the holders of the Fund’s preferred stock, voting as a separate class (Proposal I);

2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 15, 2009 as the record date for the determination of common and preferred Stockholders entitled to notice of, and to vote at, this Meeting or any adjournment thereof. The stock transfer books will not be closed.

Copies of the Fund’s most recent annual report and semi-annual report may be ordered free of charge to any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202, or by telephone at (888) 294-8217. The Fund’s most recent annual report was mailed to Stockholders on September 29, 2009.

By Order of the Board of Directors,

Francisco Lopez
Secretary

Dated: October 20, 2009

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature
(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

i

THE MEXICO EQUITY AND INCOME FUND, INC.
777 Wisconsin Avenue, 31st Floor
Milwaukee, Wisconsin 53202

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
to be held on November 27, 2009

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Equity and Income Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202 on November 27, 2009, at 10:00 a.m., Eastern time, and at any and all adjournments thereof. A form of proxy for each of the holders of shares of the Fund’s common stock and preferred stock (collectively, the “Stockholders”) is enclosed herewith. This Proxy Statement and the accompanying forms of proxy are being first mailed to Stockholders on or about October 22, 2009.

Any Stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the nominee for Director.

In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding shares of common stock or preferred stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of capital stock of the Fund entitled to vote at the Meeting.

The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund’s common stock and preferred stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed forms of proxy to the beneficial owners of the Fund’s common stock and preferred stock.

Only holders of issued and outstanding shares of the Fund’s common stock and/or preferred stock of record on the close of business on October 15, 2009 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock and one vote per share of preferred stock so held. On October 15, 2009, there were 7,731,009 shares of the Fund’s common stock issued and outstanding and 101,900 shares of the Fund’s preferred stock issued and outstanding. The Fund is a closed-end, management investment company.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Stockholders	Preferred Stockholders

Election of Directors	Common Stockholders elect one Class II Director	Preferred Stockholders elect one Class II Director

A copy of the Fund’s most recent annual report for the year ended July 31, 2009 may be obtained by visiting the Fund’s website at www.mxefund.com or may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202, or by telephone at (888) 294-8217. The Fund’s most recent annual report was mailed to Stockholders on September 29, 2009.

This Proxy Statement is first being mailed to all Stockholders on or about October 22, 2009.

PROPOSAL I: ELECTION OF DIRECTORS

In accordance with the Fund’s Articles of Incorporation, the terms of the Fund’s Board of Directors are staggered. The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The Board of Directors has nominated Messrs. Rajeev Das and Andrew Dakos be elected by the holders of the Fund’s preferred stock and the Fund’s common stock, respectively, to serve as Class II Directors of the Fund.

In the event that one or both of the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors. Each Class II Director shall be elected by a plurality of the shares of the respective class voting at the Meeting.

At the Meeting, the holders of the Fund’s preferred stock will be asked to vote for the election of Mr. Rajeev Das as a Class II Director, and the holders of the Fund’s common stock will be asked to vote for the election of Mr. Andrew Dakos as a Class II Director. If elected, Messrs. Das and Dakos will each serve until the year 2012 Annual Meeting of Stockholders or thereafter until each of their respective successors are duly elected and qualified. If elected, Messrs. Das and Dakos have each consented to serve as Directors of the Fund until his successor is duly elected and qualified.

The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Das and Dakos. The nominees have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees named above will become unavailable for election as Directors, but if Messrs. Das and Dakos should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the proxy in accordance with their judgment.

The following tables set forth the year born and principal occupation of each of the Directors and the nominees for election as Class II Directors:

NOMINEES

				Directorships
				Held by
		Term of		Nominee Director
Name, Address and		Office	Principal Occupation	Outside of Fund
Year Born	Position(s) with Fund	Since	During Past 5 Years	Complex*

Class II Independent Directors serving until the Year 2012 Annual Meeting of Stockholders:
Rajeev Das (1968)** 68 Lafayette Ave. Dumont, NJ 07628	Director	2001	Principal, Bulldog Investors, a group of Investment Funds; Managing member of the General Partner of Opportunity Income Plus L.P., an investment fund.	None
Andrew Dakos*** (1966) 5 Ryan Court Towaco, NJ 07082	Director and Chairman of Audit Committee	2001	Managing Member of the general partner of five investment partnerships in the Bulldog Investors Group of Funds.	Director of Brantley Capital Corporation

*	The Fund Complex is comprised of only the Fund because the nominee did not serve as director to another investment company which was managed by Pichardo Asset Management, S.A. de C.V. during the fiscal year ended July 31, 2009.

**	Mr. Das is to be elected by the holders of the Fund’s preferred stock at the Meeting. Holders of the Fund’s common stock will not vote for the election of Mr. Das.

***	Mr. Dakos is to be elected by the holders of the Fund’s common stock at the Meeting. Holders of the Fund’s preferred stock will not vote for the election of Mr. Dakos.

REMAINING MEMBERS OF THE BOARD

The following tables set forth the name, address, year born and principal occupation of each of the remaining Directors of the Fund:

Directorships
		Term of		Held by
Name, Address and		Office	Principal Occupation	Director Outside of
Year Born	Position with Fund	Since	During Past 5 Years	Fund Complex*

Class I Independent Director serving until the Year 2011 Annual Meeting of Stockholders:
Phillip Goldstein (1945) 60 Heritage Drive Pleasantville, NY 10570	Director	2000	Principal of the general partner of five investment partnerships in the Bulldog Investors group of funds.	Director of Brantley Capital Corporation; ASA Ltd.

*	The Fund Complex is comprised of only the Fund.

				Directorships
		Term of		Held by
Name, Address and		Office	Principal Occupation	Director Outside of
Year Born	Position with Fund	Since	During Past 5 Years	Fund Complex*

Class III Directors serving until the Year 2010 Annual Meeting of Stockholders:
Gerald Hellerman** (1937) 10965 Eight Bells Lane Columbia, MD 21044	Director, Chief Financial Officer and Chief Compliance Officer	2001	Managing Director, Hellerman Associates.	Director, MVC Capital, Inc.; Director MVC Capital Acquisition Corp; Director, Old Mutual Absolute Return and Emerging managers Fund Complex; Director and Chairman of Audit Committee; Director, Brantley Capital Corporation; Director, TM Entertainment & Media, Inc.
Glenn Goodstein*** (1963) 2308 Camino Robledo Carlsbad, CA 92009	Director	2001	Registered investment adviser; held numerous executive positions with Automatic Data Processing until 1996.	None

*	The Fund Complex is comprised of only the Fund.

**	Mr. Hellerman shall be considered an “interested” director, as defined in the Investment Company Act of 1940 (the “1940” Act).

***	Mr. Goodstein is to be elected by the holders of the Fund’s preferred stock.

The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Director as of July 31, 2009. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

	Dollar Range of
	Equity Securities in
Name	the Fund

Phillip Goldstein	Over $	82,000
Glenn Goodstein	Over $	19,000
Andrew Dakos	Over $	82,000
Rajeev Das	Over $	15,000
Gerald Hellerman		None

Executive Officers

In addition to Mr. Hellerman, the current officers of the Fund are:

		Term of		Directorships
	Position(s)	Office	Principal Occupation	Held by
Name, Address and Age	with Fund	Since	During Past 5 Years	Officer

Maria Eugenia Pichardo (1950) 408 Teopanzolco Avenue 3rd Floor — Reforma Cuernavaca, 62260 Morelos Mexico	President	2004	Portfolio Manager of the Fund since the Fund’s inception; President and General Partner, Pichardo Asset Management, S.A. de C.V. since 2003; Managing Director, Acciones y Valores de Mexico, S.A. de C.V. from 1979 to 2002.	None

Francisco Lopez (1971) 408 Teopanzolco Avenue 3rd Floor — Reforma Cuernavaca, 62260 Morelos Mexico	Secretary	2005	Research Director, Pichardo Asset Management, S.A. de C.V., the Fund’s registered investment advisor, since 2003; Assistant Portfolio Manager, Acciones y Valores de Mexico, S.A. de C.V. from 1997 to 2002.	None

Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund’s investment adviser during its prior fiscal year. For the fiscal year ending July 31, 2010, the Fund will pay each of its Directors who is not a director, officer or employee of Pichardo Asset Management, S.A. de C.V. (“PAM”), U.S. Bancorp Fund Services, LLC, the administrator to the Fund (the “Administrator”), or any affiliate thereof an annual fee of $20,000 plus $500 for each special telephonic meeting attended. At the Board of Directors meeting held on September 28, 2004, Mr. Gerald Hellerman was appointed Chief Compliance Officer of the Fund. For serving as the Fund’s Chief Compliance Officer for the year ending July 31, 2010, in addition to the aforementioned Directors’ fees, Mr. Hellerman will receive annual compensation in the amount of $30,000, which is also paid by the Fund. In addition, the Fund reimburses the Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.

The following table provides information concerning the compensation paid during the fiscal year ended July 31, 2009 to each Director of the Fund. All of the Directors received compensation for serving as a Director of the Fund. Gerald Hellerman also received $30,000 as Chief Compliance Officer of the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.

		Aggregate
	Director	Compensation
Name of Director	Since	from Fund

Phillip Goldstein	2000	$22,500
Glenn Goodstein	2001	$22,500
Andrew Dakos	2001	$22,500
Rajeev Das	2001	$22,500
Gerald Hellerman	2001	$52,500

Each Director attended, in person or by telephone, all of the meetings of the Board of Directors (including regularly scheduled and special meetings) held during the last fiscal year in which he was a Director.

Nominating Committee

At the Quarterly Meeting of the Board of Directors held on June 20, 2002, the Board of Directors established a Nominating Committee. The Nominating Committee is comprised of Messrs. Goodstein, Goldstein, Dakos and Das. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate. It is the policy of the Nominating Committee to consider nominees recommended by stockholders of the Fund so long as the stockholders properly submit their recommendations in accordance with the requirements contained in the Proposals To Be Submitted By Stockholders section contained herein. During the last fiscal year, the Nominating Committee conducted no meetings.

AUDIT COMMITTEE

The members of the Audit Committee are Messrs. Das, Dakos and Goldstein, each of whom is an independent director. The principal functions of the Audit Committee include, but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors. The Audit Committee convened twice during the fiscal year ended July 31, 2009.

The following table sets forth the aggregate fees billed by Tait, Weller & Baker, the independent accountant for the Fund’s most recent fiscal year, for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to stockholders (“Audit Fees”); (ii) financial information systems design and implementation services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund’s investment manager that provides services to the Fund (“Financial Information Systems Design”); and (iii) all other services provided to the Fund, its investment advisor and entities that control, are controlled by or under common control with the Fund’s investment advisor that provide services to the Fund (“All Other Fees”).

	Financial Information
Audit Fees	Systems Design	All Other Fees

$28,350	$0	$0

All of the services performed by the Fund’s independent auditors, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.

The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker are compatible with maintaining Tait, Weller & Baker’s independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund’s annual financial statements. Of the time expended by the Fund’s principal accountant to audit the Fund’s financial statements for the Fund’s most recent fiscal year, less than 50% of such time involved work performed by persons other than the principal accountant’s full time, permanent employees.

Audit Committee Report

The Audit Committee has met and held discussions with the Fund’s Administrator and the Fund’s independent accountants. The independent accountants represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund’s Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

The Fund’s independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants’ their independence, in light of the services they were providing.

Based upon the Audit Committee’s discussion with the Fund’s Administrator and the independent accountants and the Audit Committee’s review of the representations of the Fund’s Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the fiscal year ended July 31, 2009 filed with the U.S. Securities and Exchange Commission (the “Commission”).

Respectfully submitted,

Andrew Dakos, Chairman
Phillip Goldstein
Rajeev Das

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the 1940 Act in combination require the Fund’s directors and officers, persons who own more than ten (10%) percent of the Fund’s common stock or preferred stock, and the Fund’s investment adviser and their respective directors and officers, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange, Inc. To the Fund’s knowledge, the Fund’s directors and officers, the Fund’s investment adviser and their respective directors and officers have complied with applicable filing requirements during the year ended July 31, 2009.

Required Vote

Rajeev Das must be elected by a plurality (a simple majority of the votes cast at the Meeting) of the votes cast by the holders of shares of the Fund’s preferred stock, present in person or represented by proxy at a meeting with a quorum present. Andrew Dakos must be elected by a plurality (a simple majority of the votes cast at the Meeting) of the votes cast by the holders of shares of the Fund’s common stock, present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF THE FUND’S PREFERRED STOCK VOTE “FOR” THE ELECTION OF RAJEEV DAS AND THAT THE HOLDERS OF THE FUND’S COMMON STOCK VOTE “FOR” THE ELECTION OF ANDREW DAKOS AS THE CLASS II DIRECTORS OF THE FUND.

OTHER BUSINESS

The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

All proposals by Stockholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in the year 2010, must be received by the Fund addressed to The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202, for inclusion in the Fund’s proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any Stockholder who desires to bring a proposal at the Fund’s 2010 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202, no less than one hundred twenty (120) calendar days (approximately July 2010) before the date of the Annual Meeting of Stockholders which will be scheduled to be held in November 2010 or the tenth (10th) day after public announcement is made by way of publication by the New York Stock Exchange of the Fund’s Meeting date.

THE MEXICO EQUITY AND INCOME FUND, INC.

Francisco Lopez
Secretary

Dated: October 20, 2009

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE MEXICO EQUITY AND INCOME FUND, INC.’S BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 27, 2009
The undersigned hereby appoints Phillip Goldstein and Gerald Hellerman, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the “Fund”) on Friday, November 27, 2009, at the offices of U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:
The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to the election of a Class II Director.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NOT INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE.
Your proxy is important to assure a quorum at the Annual Meeting of Stockholders whether or not you plan to attend the meeting in person. You may revoke this proxy at any time, and the giving of it will not effect your right to attend the Annual Meeting of Stockholders and vote in person.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(To be dated and signed on reverse side)

THE MATTERS BELOW SHALL BE VOTED ON ONLY BY THE HOLDERS OF THE FUND’S PREFERRED STOCK
THE MEXICO EQUITY AND INCOME FUND, INC.
777 E Wisconsin Ave, 31st Floor
Milwaukee, Wisconsin 53202
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 27, 2009.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Phillip Goldstein and Gerald Hellerman, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the “Fund”) on Friday, November 27, 2009, at the offices of U.S. Bancorp Fund Services, LLC, 777 E Wisconsin Av, 31st Floor, Milwaukee, Wisconsin 53202 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:
1.	ELECTION OF DIRECTOR. To elect Mr. Rajeev Das, the nominee to serve as a Class II Director of the Fund, for the time period relating such director’s class and until a successor has been duly elected and qualified.
     ☐ FOR                      ☐    WITHHOLD
2.	To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.
NON Voting Items
Change of Address – Please print new address below.

■ Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate office, please provide your FULL title.

Date (mm/dd/yyy) – Please print dated below		Signature 1 – Please keep signature within box.	Signature 2 – Please keep signature within the box.

/	/

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

DATED: , 2009
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature if held jointly
Please mark, sign, date and return this proxy card promptly using the enclosed envelope.
THE MATTERS BELOW SHALL BE VOTED ON ONLY BY THE HOLDERS OF THE FUND’S COMMON STOCK
THE MEXICO EQUITY AND INCOME FUND, INC.
777 E Wisconsin Ave, 31st Floor
Milwaukee, Wisconsin 53202
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 27, 2009.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Phillip Goldstein and Gerald Hellerman, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the “Fund”) on Friday, November 27, 2009, at the offices of U.S. Bancorp Fund Services, LLC, 777 E Wisconsin Av, 31st Floor, Milwaukee, Wisconsin 53202 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:
1.	ELECTION OF DIRECTOR. To elect Mr. Andrew Dakos, the nominee to serve as a Class II Director of the Fund, for the time period relating such director’s class and until a successor has been duly elected and qualified.
     ☐ FOR                      ☐    WITHHOLD
2.	To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

NON Voting Items
Change of Address – Please print new address below.

■ Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate office, please provide your FULL title.

Date (mm/dd/yyy) – Please print dated below		Signature 1 – Please keep signature within box.	Signature 2 – Please keep signature within the box.

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THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

DATED: , 2009
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature if held jointly
Please mark, sign, date and return this proxy card promptly using the enclosed envelope.